FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1998


Available Amount to Note Holders:                                                    6,622,882.38

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                 --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                           924,824.61
          (b) Servicer Fees from current and prior Collection Period                    68,254.83
          (c) Servicing Charges inadvertantly deposited in Collection Account                  --
(iv)      Current and unpaid Back-up Servicing Fees                                      2,730.19
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                 17,504.82
          Adjustment to prior month premium amount                                             --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee
          Fees                                                                             291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                              --
          Adjustment to prior month Class A-1 Note Interest                                    --
          Class A-2 Note Interest                                                      318,962.02
          Class A-3 Note Interest                                                      272,663.71
          Class A-4 Note Interest                                                      202,342.75
(ix)      Class B-1 Note Interest                                                       18,714.39
(x)       Letter of Credit Bank Fee and unpaid amounts                                   1,494.98
(xi)      Class B-2 Note Interest                                                       17,532.00
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                              --
          Class A-2 Principal Distribution Amount                                    4,466,946.90
          Class A-3 Principal Distribution Amount                                              --
          Class A-4 Principal Distribution Amount                                              --
(xiii)    Note Insuer Reimbursement Amount                                                     --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue
          Principal                                                                     97,107.54
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue
          Principal                                                                     97,107.54
(xvi)     Letter of Credit Reimbursement Amount                                                --
(xvii)    Class B-3 Note Interest                                                       19,026.97
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue
          Principal                                                                     97,107.54
(xix)     Excess Indenture Trustee Expenses over those permitted by
          Section 7.07(a)(ii)                                                                  --
(xx)      Letter of Credit Additional Reimbursement Amount                                     --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1998

(xxii)    Remaining Amount to Residual Holder                                                  --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                   --
          Class A-2 additional Principal Distribution Amount                               253.39
          Class A-3 additional Principal Distribution Amount                                   --
          Class A-4 additional Principal Distribution Amount                                   --
          Class B-1 additional Principal Distribution Amount                                 5.51
          Class B-2 additional Principal Distribution Amount                                 5.51
          Class B-3 additional Principal Distribution Amount                                 5.51


          Reviewed By:



          ------------------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 1998



                    Initial          Beginning         Base         Additional          Total            Ending          Ending
                   Principal         Principal       Principal       Principal        Principal         Principal      Certificate
   Class            Balance           Balance      Distribution    Distribution     Distribution         Balance         Factor
-------------    --------------   --------------   -------------  --------------   --------------    --------------    -----------
Class A-1         32,998,000.00               --              --              --               --                --      0.0000000
Class A-2         85,479,000.00    60,276,287.35    4,466,946.90          253.39     4,467,200.29     55,809,087.05      0.6528982
Class A-3         51,527,000.00    51,527,000.00              --              --               --     51,527,000.00      1.0000000
Class A-4         38,238,000.00    38,238,000.00              --              --               --     38,238,000.00      1.0000000
                 --------------   --------------   -------------  --------------   --------------    --------------    -----------
Total Class A    208,242,000.00   150,041,287.35    4,466,946.90          253.39     4,467,200.29    145,574,087.05      0.6990621
Class B-1          4,527,000.00     3,261,767.12       97,107.54            5.51        97,113.05      3,164,654.07      0.6990621
Class B-2          4,527,000.00     3,261,767.12       97,107.54            5.51        97,113.05      3,164,654.07      0.6990621
Class B-3          4,527,000.00     3,261,767.12       97,107.54            5.51        97,113.05      3,164,654.07      0.6990621
                 --------------   --------------   -------------  --------------   --------------    --------------
Total            221,823,000.00   159,826,588.71    4,758,269.53          269.92     4,758,539.44    155,068,049.26

ADCPB at end of Collection Period                                                                    158,956,210.39
                                                                                                     --------------
Excess of ending ADCPB over ending note balance                                                        3,888,161.13
Floor                                                                                                  4,527,025.86
                                                                                                     --------------
Difference                                                                                              (638,864.73)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1998


AVAILABLE FUNDS

     Collection Account balance, as of October 31, 1998                                        3,700,382.42
     Investment earnings on amounts in Collection Account                                         13,293.06
     Payments due Collection Account from last 3 business days of Collection Period              364,151.31
     Additional contribution for terminated trade-ups and rebooked leases                                --
     Servicer Advance on current Determination Date                                            2,545,055.59
                                                                                               ------------
     Available Funds on Payment Date                                                           6,622,882.38
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                               ------------
REMAINING AVAILABLE FUNDS                                                                      6,622,882.38
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                               ------------
REMAINING AVAILABLE FUNDS                                                                      6,622,882.38
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          924,824.61
     Unreimbursed Servicer Advances paid                                                         924,824.61
                                                                                               ------------
     Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                               ------------
REMAINING AVAILABLE FUNDS                                                                      5,698,057.77
SERVICER FEES
     Servicer Fees due                                                                            68,254.83
     Servicer Fees paid                                                                           68,254.83
                                                                                               ------------
     Servicer Fees remaining unpaid                                                                      --
                                                                                               ------------
REMAINING AVAILABLE FUNDS                                                                      5,629,802.94
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                               ------------
REMAINING AVAILABLE FUNDS                                                                      5,629,802.94
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                     2,730.19
     Back-up Servicer Fees paid                                                                    2,730.19
                                                                                               ------------
     Back-up Servicer Fees remaining unpaid                                                              --
                                                                                               ------------
REMAINING AVAILABLE FUNDS                                                                      5,627,072.75
PREMIUM AMOUNT
     Premium Amount due                                                                           17,504.82
     Premium Amount paid                                                                          17,504.82
                                                                                               ------------
     Premium Amount remaining unpaid                                                                     --
                                                                                               ------------
REMAINING AVAILABLE FUNDS                                                                      5,609,567.93
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       291.67
     Indenture Trustee Fee paid                                                                      291.67
                                                                                               ------------
     Indenture Trustee Fee remaining unpaid                                                              --
                                                                                               ------------
REMAINING AVAILABLE FUNDS                                                                      5,609,276.26
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                               ------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                               ------------
     Indenture Trustee Expenses unpaid                                                                   --

REMAINING AVAILABLE FUNDS                                                                      5,609,276.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1998


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                              75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                               --------------
     Indenture Trustee Expenses unpaid                                                                     --

REMAINING AVAILABLE FUNDS                                                                        6,609,276.26
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                               --
     Class A-2 Note Interest                                                                       318,962.02
     Class A-3 Note Interest                                                                       272,663.71
     Class A-4 Note Interest                                                                       202,342.75
                                                                                               --------------
     Total Class A Interest due                                                                    793,968.48
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        4,815,307.78
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                    18,714.39
     Class B-1 Note Interest paid                                                                   18,714.39
                                                                                               --------------
     Class B-1 Note Interest remaining unpaid                                                              --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        4,796,593.39
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                                   1,494.98
     Letter of Credit Bank Fee paid                                                                  1,494.98
                                                                                               --------------
     Letter of Credit Bank Fee remaining unpaid                                                            --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        4,795,098.42
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                    17,532.00
     Class B-2 Note Interest paid                                                                   17,532.00
                                                                                               --------------
     Class B-2 Note Interest remaining unpaid                                                              --
                                                                                               --------------
REMAINING AVAILABLE FUNDS                                                                        4,777,566.42
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                              4,466,946.90
     Class A Note Principal Balance as of preceding Payment Date                               150,041,287.35
                                                                                               --------------
     Class A Base Principal Distribution Amount paid                                             4,466,946.90
                                                                                               --------------
     Class A Base Principal Distribution Amount remaining unpaid                                           --

     Class A-1 Note Principal Balance as of preceding Payment Date                                         --
     Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                   --
                                                                                               --------------

     Remaining Class A Base Principal Distribution Amount                                        4,466,946.90
                                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1998

     Class A-2 Note Principal Balance as of preceding Payment Date                             60,276,287.35
     Class A-2 Base Principal Distribution Amount paid                                          4,466,946.90
                                                                                               -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                       55,809,340.45

     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                               -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                             51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                                    --
                                                                                               -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                       51,527,000.00

     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                               -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                             38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                                    --
                                                                                               -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                       38,238,000.00

REMAINING AVAILABLE FUNDS                                                                         310,619.52

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                 --
     Note Insuer Reimbursement Amount paid                                                                --
                                                                                               -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                    --
REMAINING AVAILABLE FUNDS                                                                         310,619.52

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                              3,261,767.12
     Class B-1 Base Principal Distribution due                                                     97,107.54
     Class B-1 Base Principal Distribution paid                                                    97,107.54
                                                                                               -------------
     Class B-1 Base Principal Distribution remaining unpaid                                               --
     Class B-1 Note Principal Balance after distribution on Payment Date                        3,164,659.58

REMAINING AVAILABLE FUNDS                                                                         213,511.98

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              3,261,767.12
     Class B-2 Base Principal Distribution due                                                     97,107.54
     Class B-2 Base Principal Distribution paid                                                    97,107.54
                                                                                               -------------
     Class B-2 Base Principal Distribution remaining unpaid                                               --
     Class B-2 Note Principal Balance after distribution on Payment Date                        3,164,659.58

REMAINING AVAILABLE FUNDS                                                                         116,404.43

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1998

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                            --
     Letter of Credit Reimbursement Amount paid                                                           --
                                                                                               -------------
     Letter of Credit Reimbursement Amount remaining unpaid                                               --
REMAINING AVAILABLE FUNDS                                                                         116,404.43
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                   19,026.97
     Class B-3 Note Interest paid                                                                  19,026.97
                                                                                               -------------
     Class B-3 Note Interest remaining unpaid                                                             --
                                                                                               -------------
REMAINING AVAILABLE FUNDS                                                                          97,377.46

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                              3,261,767.12
     Class B-3 Base Principal Distribution due                                                     97,107.54
     Class B-3 Base Principal Distribution paid                                                    97,107.54
                                                                                               -------------
     Class B-3 Base Principal Distribution remaining unpaid                                               --
     Class B-3 Note Principal Balance after distribution on Payment Date                        3,164,659.58

REMAINING AVAILABLE FUNDS                                                                             269.92
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                          --
     Remaining Indenture Trustee Expenses paid                                                            --
                                                                                               -------------
     Remaining Indenture Trustee Expenses unpaid                                                          --
REMAINING AVAILABLE FUNDS                                                                             269.92

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                                 --
     Additional Letter of Credit Reimbursement Amount paid                                                --
                                                                                               -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                    --
REMAINING AVAILABLE FUNDS                                                                             269.92

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                             --
     Other Amounts Due Servicer under Servicing Agreement paid                                            --
                                                                                               -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                --
REMAINING AVAILABLE FUNDS                                                                             269.92

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                            639,134.64

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1998


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                               269.92

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                          269.92
     Adjusted Principal Distribution Sharing Ratio                                                      93.878%
                                                                                               ---------------
     Additional Principal Distribution to Class A                                                       253.39

     Class A Note Principal Balance after payment above                                         145,574,340.45
                                                                                               ---------------
     Class A additional Principal Distribution Amount paid                                              253.39
                                                                                               ---------------
     Excess cash after payment of additional Class A Principal Distribution                                 --

     Class A-1 Note Principal Balance after payment above                                                   --
     Class A-1 additional Principal Distribution Amount paid                                                --
                                                                                               ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                    --
                                                                                               ---------------

     Remaining Class A additional Principal Distribution Amount                                         253.39
                                                                                               ---------------

     Class A-2 Note Principal Balance after payment above                                        55,809,340.45
     Class A-2 additional Principal Distribution Amount paid                                            253.39
                                                                                               ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date                         55,809,087.05

     Remaining Class A additional Principal Distribution Amount                                             --
                                                                                               ---------------

     Class A-3 Note Principal Balance after payment above                                        51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                                --
                                                                                               ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date                         51,527,000.00

     Remaining Class A additional Principal Distribution Amount                                             --
                                                                                               ---------------

     Class A-4 Note Principal Balance after payment above                                        38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                                --
                                                                                               ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date                         38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                          269.92
     Adjusted Principal Distribution Sharing Ratio                                                       2.041%
                                                                                               ---------------
     Additional Principal Distribution to Class B-1                                                       5.51

     Class B-1 Note Principal Balance after payment above                                         3,164,659.58
     Class B-1 additional Principal Distribution paid                                                     5.51
                                                                                               ---------------
     Class B-1 Note Principal Balance after distribution on Payment Date                          3,164,654.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1998

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                          269.92
     Adjusted Principal Distribution Sharing Ratio                                                       2.041%
                                                                                               ---------------
     Additional Principal Distribution to Class B-2                                                       5.51

     Class B-2 Note Principal Balance after payment above                                         3,164,659.58
     Class B-2 additional Principal Distribution paid                                                     5.51
                                                                                               ---------------
     Class B-2 Note Principal Balance after distribution on Payment Date                          3,164,654.07

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                          269.92
     Adjusted Principal Distribution Sharing Ratio                                                       2.041%
                                                                                               ---------------
     Additional Principal Distribution to Class B-3                                                       5.51

     Class B-3 Note Principal Balance after payment above                                         3,164,659.58
     Class B-3 additional Principal Distribution paid                                                     5.51
                                                                                               ---------------
     Class B-3 Note Principal Balance after distribution on Payment Date                          3,164,654.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1998


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 163,811,587.46
      ADCPB, end of Collection Period                                                       158,956,210.39
                                                                                            --------------
      Base Principal Amount                                                                   4,855,377.07

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                         2,425,948.28
      Servicing Advances collected during the current Collection Period                       1,501,123.67
                                                                                            --------------
      Unreimbursed Servicing Advances as of current Determination Date                          924,824.61

CALCULATION OF INTEREST DUE

                 Beginning                                 Current                                  Total
                 Principal             Interest            Interest             Overdue            Interest
     Class        Balance                 Rate                Due               Interest              Due
------------  ---------------       ---------------     ---------------     ---------------     ---------------
Class A-1                  --                5.7325%                 --                  --                  --
Class A-2       60,276,287.35                6.3500%         318,962.02                  --          318,962.02
Class A-3       51,527,000.00                6.3500%         272,663.71                  --          272,663.71
Class A-4       38,238,000.00                6.3500%         202,342.75                  --          202,342.75
Class B-1        3,261,767.12                6.8850%          18,714.39                  --           18,714.39
Class B-2        3,261,767.12                6.4500%          17,532.00                  --           17,532.00
Class B-3        3,261,767.12                7.0000%          19,026.97                  --           19,026.97
              ---------------                           ---------------     ---------------     ---------------
               159,826,588.71                6.3762%         849,241.84                  --          849,241.84

CALCULATION OF PRINCIPAL DUE

                   Base                  Base                                   Total
                 Principal             Principal            Overdue           Principal
     Class      Amount Pct.             Amount             Principal             Due
------------  ---------------       ---------------     ---------------     ---------------
Class A                  92.0%         4,466,946.90                  --        4,466,946.90
Class B-1                 2.0%            97,107.54                  --           97,107.54
Class B-2                 2.0%            97,107.54                  --           97,107.54
Class B-3                 2.0%            97,107.54                  --           97,107.54
                                     --------------     ---------------     ---------------
                                       4,758,269.53                  --        4,758,269.53

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                 163,811,587.46
      Servicer Fee Rate                                                               0.500%
      One-twelfth                                                                      1/12
                                                                             --------------
      Servicer Fee due current period                                             68,254.83
      Prior Servicer Fee arrearage                                                       --
                                                                             --------------
      Servicer Fee due                                                            68,254.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 1998

CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                    163,811,587.46
      Back-up Servicer Fee Rate                                                                          0.020%
      One-twelfth                                                                                         1/12
                                                                                               ---------------
      Back-up Servicer Fee due Current Period                                                         2,730.19
      less overpayment from prior period                                                                    --
      Prior Back-up Servicer Fee Arrearage                                                                  --
                                                                                               ---------------
      Back-up Servicer Fee due                                                                        2,730.19

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period                150,041,287.35
      Premium Rate                                                                                       0.140%
      One-twelfth                                                                                         1/12
                                                                                               ---------------
      Premium Amount due Current Period                                                              17,504.82
      Prior Premium Amount arrearage                                                                        --
                                                                                               ---------------
      Total Premium Amount due                                                                       17,504.82

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                          291.67
      Prior Indenture Trustee Fee arrearage                                                                 --
                                                                                               ---------------
      Total Indenture Trustee Fee due                                                                   291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)             3,261,767.12
      Letter of Credit Bank Fee Rate                                                                      0.55%
      One-twelfth                                                                                         1/12
                                                                                               ---------------
      Letter of Credit Bank Fee due Current Period                                                    1,494.98
      Letter of Credit Bank Fee arrearage                                                                   --
                                                                                               ---------------
      Total Letter of Credit Bank Fee arrearage due                                                   1,494.98

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                              --
      Prior Letter of Credit Reimbursement Amount arrearage                                                 --
                                                                                               ---------------
      Total Letter of Credit Reimbursement Amount due                                                       --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                        --
      Prior Indenture Trustee Expenses arrearage                                                            --
                                                                                               ---------------
      Total Indenture Trustee Expenses due                                                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 1998

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                                  --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                     --
                                                                                               --------------
      Total Additional Letter of Credit Reimbursement Amount due                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                                --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                               --
                                                                                               --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                           --

FLOOR CALCULATION
      Initial ADCPB                                                                            226,351,292.85
      Floor percent                                                                                      2.00%
                                                                                               --------------
      Floor                                                                                      4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                               158,956,210.39

      Aggregate Note Balances prior to any payment on current Payment Date                     159,826,588.71
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                    4,466,946.90
      Class B-1                                                                                     97,107.54
      Class B-2                                                                                     97,107.54
      Class B-3                                                                                     97,107.54
                                                                                               --------------
      Total Base Principal Amount distributions on current payment date                          4,758,269.53
                                                                                               --------------
      Aggregate Note Balance after payment of Base Principal Amount                            155,068,319.18
                                                                                               --------------
      Excess of ADCPB over Ending Note Balances                                                  3,887,891.21

      Difference between excess and floor                                                          639,134.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 1998


RESTRICTING EVENT DETERMINATION:
                                                                                                  Yes/No
                                                                                                  ------
     A) Event of Servicer Termination (Yes/No)                                                      No
     B) Note Insuer has Made a Payment (Yes/No)                                                     No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                             No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                  Yes/No
                                                                                                  ------
     A) Failure to distribute to the Noteholders all or part of any payment of
        Interest required to be made under the terms of such Notes or the
        Indenture when due; and,                                                                    No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
        Payment Date to the extent that sufficient Available Funds are on
        deposition the Collection Account of (y) on the                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                   Event                                            Yes/No
     ----------  ------------------------------------------------------------------------------   ------
     6.01(i)     Failure to make payment required                                                   No
     6.01(ii)    Failure to submit Monthly Statement                                                No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                      No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                 No
     6.01(vi)    Order of judgement in excess of $500,000                                           No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed                                                                       No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement          No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.       No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 1998




Gross Charge Event Calculation:
                                                                                                  Result
                                                                                                  ------
    Gross Charge Off Ratio Current Period                                                          2.17%
    Gross Charge Off Ratio Prior Period                                                            0.23%
    Gross Charge Off Ratio Second Prior Period                                                     0.36%
                                                                                                  -----
    Average of Gross Charge Off Ratio for Three Periods                                            0.92%
    Maximum Allowed                                                                                2.50%

    Gross Charge Off Ratio:


                           ADCPB of                                                          Gross Charge Off Ratio
                         All Defaulted         Less                                               Charge Offs/
                          Contracts        Recoveries        Charge Offs         ADCPB                ADCPB
                         -------------     ----------        -----------     --------------  ----------------------
    Current Period          452,114.96     165,130.20         286,984.76     158,956,210.39           2.17%
    Prior Period            307,923.48     275,870.94          32,052.54     163,811,587.46           0.23%
    Second Prior Period     247,673.62     197,622.52          50,051.10     168,669,684.97           0.36%


Delinquency Event Calculation:
                                                                                                  Result
                                                                                                  ------
    Delinquency Trigger Ratio Current Period                                                       2.74%
    Delinquency Trigger Ratio Prior Period                                                         3.22%
    Delinquency Trigger Ratio Second Prior Period                                                  2.63%
                                                                                                  -----
    Average of Delinquency Trigger Ratios                                                          2.87%
    Maximum Allowed                                                                                7.50%

Delinquency Trigger Ratio:
                              A                 B                   A/B
                           ADCPB of          ADCPB of
                      Contract > 30 Days   All Contracts     Delinquency Trigger
                           Past Due       As of Month-End          Ratio:
                      ------------------  ---------------    -------------------
    Current Period          4,358,055.12   158,956,210.39                   2.74%
    Prior Period            5,306,401.38   164,641,362.85                   3.22%
    Second Prior Period     4,447,721.04   168,816,131.62                   2.63%